UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

Structured Products Corp.

on behalf of

CorTS Trust for Ford Debentures

(Exact name of registrant as specified in its charter)

Delaware	001-32088	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Structured Products Corp., the registrant hereunder, acts as depositor of the CorTS Trust for Ford Debentures (the "Trust"). The sole assets of the Trust are $300,000,000 principal amount of 7.40% Debentures due November 1, 2046 (the "Underlying Securities") issued by Ford Motor Company. Pursuant to the trust agreement governing the Trust, the Trust has issued $300,000,000 principal amount of Corporate–Backed Trust Securities Certificates (the “Certificates”).

Ford Motor Credit Company LLC launched a tender offer (the “Tender Offer”) to purchase 7.40% Debentures due November 1, 2046, which includes a portion of the outstanding Underlying Securities. The Trustee is required to obtain the consent of 100% of the Certificateholders and 100% of the Warrantholders of the Trust before it can participate in the Tender Offer. Prior to dissemination of a request for instructions from the Certificateholders, the Warrantholder instructed the Trustee not to tender the Underlying Securities pursuant to the Tender Offer. As a result, the Trust will not tender the Underlying Securities pursuant to the Tender Offer.

Ford Motor Company, the issuer of the Underlying Securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the Ford Motor Company may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Ford Motor Company	001-03950

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Stanley Louie
________________________________
Name: Stanley Louie
Title: Authorized Signatory

March 12, 2009